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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 1, 1995, incorporated by reference in The Quaker Oats Company's Form 10-K for the year ended June 30, 1995, and all references to our Firm included in this registration statement.


                                                 Arthur Andersen LLP


Chicago, Illinois
September 25, 1995